Exhibit 10.36

CONSENT, ASSUMPTION, AND MODIFICATION AGREEMENT WITH RELEASE

This Consent, Assumption, and Modification Agreement With Release (this “Agreement”) is entered into as of October 20, 2010, by and among WAIPOULI OWNER, LLC, a Delaware limited liability company (“Seller”), with an address of c/o RREEF Global Opportunities Fund II, LLC, c/o Deutsche Investment Management Americas Inc., 280 Park Avenue, 40th Floor, New York, New York 10017, KAUAI COCONUT BEACH, LLC, a Delaware limited liability company (“Buyer”), KAUAI COCONUT BEACH OPERATOR, LLC, a Delaware limited liability company (“Operating Tenant”), JMI REALTY LLC, a Delaware limited liability company (“JMI”), and BEHRINGER HARVARD OPPORTUNITY REIT II, INC., a Maryland corporation (“Behringer” and together with JMI, “Buyer Principal”), all having an address of c/o Behringer Harvard Kauai Hotel, LLC 15601 Dallas Parkway, Suite 600, Addison, Texas 75001, and WELLS FARGO BANK, N.A., AS TRUSTEE FOR THE MORGAN STANLEY CAPITAL I INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-XLF (collectively referred to herein as “Lender”), with an address of c/o Midland Loan Services, Inc., 10851 Mastin, Suite 300, Overland Park, Kansas 66210.

RECITALS

A.                                    Seller is the owner of certain real property located in the Island and County of Kauai, Hawaii, commonly known as 650 Aleka Loop, Kaapaa, Hawaii, which real property is more particularly described in Exhibit A attached hereto and incorporated herein by reference.  Such real property, together with all improvements, fixtures and personal property located thereon is collectively referred to as the “Property.”

B.                                    Lender is the owner and holder of certain documents (the “Original Loan Documents”) evidencing and securing a loan (the “Loan”) made by Morgan Stanley Mortgage Capital, Inc., a New York corporation (“Original Lender”) to Seller, including, without limitation, the:

(i)                                     Amended and Restated Promissory Note (the “Original Note”) dated as of August 15, 2006 (the “Original Closing Date”), in the original principal amount of $43,200,000.00, executed by Seller, as maker, in favor of Original Lender.

(ii)                                  Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing dated as of the Original Closing Date, executed by Seller in favor of Original Lender, filed for record on June 20, 2006, as Land Court Document No. 3442321 (“Original Security Instrument”), as amended by that certain Spreader Agreement by and between Seller and Original Lender dated October 20, 2006 and filed for record on October 20, 2006, as Land Court Document No. 3501709 (the “Spreader Agreement”, and together with the Original Security Instrument, the “Security Instrument”).

(iii)                               Assignment of Leases and Rents dated as of the Original Closing Date, executed by Seller in favor of Original Lender, filed for record on June 20, 2006, as Document No. 2006-113369 (the “Assignment of Leases”)

(iv)                              Loan Agreement dated of the Original Closing Date between Seller and Original Lender, as amended by that certain letter agreement dated August 15, 2006 by and among Seller, Original Lender, Waipouli Senior Mezzanine, LLC and Waipouli Junior Mezzanine, LLC (as amended, the “Original Loan Agreement”).

(iv)                              Guaranty of Recourse Obligations dated as of the Original Closing Date, executed by RREEF Global Opportunities Fund II, LLC (“Original Guarantor”) in favor of Original Lender (“Guaranty”).

(v)                                 Cash Management Agreement dated as of the Original Closing Date, executed by, among others, Seller and Lender in favor of Original Lender, as modified by Modification Agreement to Cash Management Agreement dated as of September 29, 2006, by and among Seller, Original Lender, Lender and Lender’s Servicer (as amended, the “CMA”).

(vi)                              Clearing Account Agreement dated as of the Original Closing Date, executed by, among others, Seller and Original Lender (“CAA”).

(vii)                           Assignment of Agreements, Licenses, Permits and Contracts dated as of the Original Closing Date, executed by Seller in favor of Original Lender (“Assignment of Agreements”).

C.                                    Midland Loan Services, Inc. services the Loan for Lender, as master servicer, pursuant to that certain Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”) dated as of August 16, 2006.

D.                                    Seller and Buyer are the current parties to a Purchase and Sale Agreement: Aston Kauai Beach at Makaiwa dated June 17, 2010, as amended by the First Amendment to Purchase and Sale Agreement dated as of July 19, 2010 (collectively, and as may have been further amended to extend the closing date thereunder, the “Purchase Agreement”), pursuant to which the Property is to be transferred to Buyer and Buyer is to assume the Loan under the Loan Documents (as defined below) (the “Transfer and Assumption”), and Seller and Buyer have requested that Lender consent to the Transfer and Assumption.

E.                                     Buyer has agreed to Lease the Property to Operating Tenant and Operating Tenant has agreed to operate a hotel thereon, pursuant to that certain lease agreement dated on or about the date hereof between Buyer and Operating Tenant (the “Operating Lease”).

F.                                      Subject to the terms and conditions of this Agreement, Lender has agreed to consent to the Transfer and Assumption and the Operating Lease (collectively, the “Transaction”).

G.                                    With respect to Seller, the term “Loan Documents” as used hereinafter shall mean the Original Loan Documents.  With respect to Buyer, Operating Tenant and Buyer Principal, the term “Loan Documents” as used hereinafter shall mean collectively (i) that certain Amended and Restated Promissory Note dated the date hereof in the original principal amount of $38,000,000.00 between Buyer and Lender (“Note”); (ii) that certain Amended and Restated Loan Agreement dated the date hereof between Buyer and Lender (“Loan Agreement”); (iii) the Security Instrument; (iv) the Assignment of Leases; (v) this Agreement, and (v) all other documents, instruments and agreements listed in Exhibit B attached hereto and incorporated herein by reference.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree to the above recitals and as follows:

1.                                      Consent to Transfer.  Subject to satisfaction of all of the conditions contained herein, Lender consents to the Transaction.  This consent is strictly limited to the Transaction described in this Agreement.  This Agreement shall not constitute a waiver or modification of any requirement of obtaining Lender’s consent to any future transfer of the Property or any portion thereof or interest therein, nor shall it constitute a modification of the terms, provisions, or requirements in the Loan Documents in any respect except as expressly provided herein.  Buyer specifically acknowledges that any subsequent transfer of any interest in any of the Property or interest in Buyer in violation of the Loan Documents shall be a default thereunder.

2.                                      Conditions.  In addition to any other conditions set forth herein or required by Lender, the following are conditions precedent that must be satisfied prior to the closing of the Transaction (the “Closing”):

(a)                                 The execution, acknowledgment, delivery and recordation of this Agreement by all of the parties concurrently with the Closing, and the execution, acknowledgement and delivery of all other agreements, instruments and documents reasonably required by Lender hereunder concurrently with and in connection with the Closing, including but not limited to (i) replacements for the Guaranty, CAA, CMA and Assignment of Agreements; (ii) from Operating Tenant, an Assignment and Subordination of Management Agreement, an Assignment of Leases and Rents, and a Security Agreement; (iii) a Comfort Letter/Tri-Party Agreement; (iv) the Loan Agreement; (v) the Note; (vi) a First Amendment of Mortgage and (vii) a First Amendment of Assignment of Leases.

(b)                                 The delivery and recordation or filing, as applicable, of one more new financing statements, or amendments to existing financing statements as required by Lender at Closing, with respect to Buyer and Operating Tenant.

(c)                                  Buyer’s delivery to Lender of satisfactory evidence that all insurance over the Property required by the Loan Documents (the “Required Insurance”) is in full force and effect as of the Closing, with all required premiums paid, and contains a mortgagee’s clause (the “Mortgagee’s Clause”) satisfactory to Lender in favor of Lender, its successors and/or assigns, c/o Midland Loan Services, Inc., Master Servicer, 10851 Mastin, Suite 300, Overland Park, Kansas 66210; re: Loan Number 03-0258351.

(d)                                 Lender’s receipt of satisfactory title endorsements or policy.

(e)                                  The full release and reconveyance of any other liens or monetary encumbrances against the Property.

(f)                                   Lender’s receipt of all of the Required Payments (hereinafter defined).

(g)                                  Lender’s receipt of copies of organizational documents of Buyer, Buyer’s member and Operating Tenant in form and substance acceptable to Lender.

(h)                                 Lender’s receipt of all other due diligence documents relating to the Transaction.

3.                                      Fees, Payment and Expenses.  Buyer covenants and agrees to pay to Lender at Closing an assumption fee of $380,000.  Lender acknowledges that it previously received a payment of $40,000 to reimburse Lender for expenses incurred by Lender in connection with the Transaction.  Lender has previously paid to Eastdil Secured a brokerage and marketing fees totaling of $411,137.  Lender has agreed to pay certain legal fees of Seller, including $34,362.39 paid previously, and $13,878.31 which shall be paid at Closing.  Lender also agrees to pay all other costs and expenses incurred by or on Lender’s behalf in connection with the Transaction.  All payments to be received by Lender in connection with the Transaction are collectively herein, the “Required Payments”).

4.                                      Dismissal of Existing Foreclosure Proceedings and Receiver; Release of Mezzanine Liens.  Lender agrees to cause all existing foreclosure proceedings and the existing receivership affecting the Property to be dismissed effective upon the Closing.  In addition, the liens of two mezzanine loans secured by direct and indirect ownership interests in the Seller are being released by the holder thereof, Morgan Stanley Mortgage Capital Holdings LLC.

5.                                      Buyer’s Assumption of Loan; Financing Statements.  From and after the Closing, Buyer hereby expressly assumes the obligation to pay the unpaid balance due and owing on the Loan, all interest thereon as provided in the Note and all other obligations under the Loan Documents, and as to the Security Instrument and Assignment of Leases, with the same force and effect as if Buyer had been specifically named therein as the original grantor or assignor.  Without limiting the generality of the foregoing, Buyer expressly assumes the obligation to pay all loan installments as they become due and to observe all obligations of the Loan Documents.  Buyer’s assumption of the foregoing obligations (a) is absolute, unconditional and is not subject to any defenses, waivers, claims or offsets, (b) shall not be affected or impaired by any agreement, condition, statement or representation of any person or entity other than Lender.  Buyer expressly agrees that it has read, approved and will comply with and be bound by all of the terms, conditions, and provisions contained in the Loan Documents.  Buyer specifically agrees that to the extent the Note is recourse, Lender’s remedies shall not in any respect or extent be limited solely to the Property or any other collateral securing the Loan.  Lender acknowledges and agrees that Buyer shall only be responsible for complying with the Loan Documents from and after the date of Closing.

Buyer and Operating Tenant hereby authorize Lender to file one or more new financing statements, or amendments to existing financing statements, covering fixtures and personal property collateral included in the Property and covered by the security agreement contained in the Loan Documents, without signature of Buyer or Operating Tenant where permitted by law. Buyer and Operating Tenant hereby confirm that they grant Lender a security interest in all fixtures and personal property collateral described in the Loan Documents.

6.                                      No Representations of Lender.  The parties hereto agree that (a) Lender has made no representations or warranty, either express or implied regarding the Property and has no responsibility whatsoever with respect to the Property, its condition, or its use, occupancy or status, and (b) no claims relating to the Property, its condition, or its use, occupancy or status, will be asserted against Lender or its agents, employees, professional consultants, affiliated entities, successors or assigns, either affirmatively or as a defense; provided, that Buyer is not releasing any court appointed receiver or its employees, agents, contractors or representatives (collectively, the “Receiver Parties”) from any obligations or liability they may have under applicable law.

7.                                      Seller’s Representations & Warranties.  Seller hereby represents and warrants that:

(a)                                 Seller is duly authorized to execute, deliver and perform this Agreement.

(b)                                 Any court or third-party approvals necessary for Seller to enter into this Agreement have been obtained.

(c)                                  The entities and/or persons executing this Agreement on behalf of Seller are duly authorized to execute and deliver this Agreement.

(d)                                 This Agreement constitutes the valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

(e)                                  All representations and warranties of Seller referred to herein shall be true as of the date of this Agreement and the Closing and shall survive the Closing.

8.                                      Release of Seller and Original Guarantor.  Lender hereby forever releases and discharges Seller, Original Guarantor, and all other Seller Releasing Parties (as such term is defined in Section 9 below from all liabilities, obligations, costs, expenses, claims and damages, at law or in equity, known or unknown, that Lender or any of its agents, employees, representatives, officer, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants or attorneys may now or hereafter hold or claim to hold under common law or statutory right, arising in any manner out of the Property, the loan, from all liability and obligations under the Loan Documents, as the same may be modified hereby or any of the documents, instrument or any other transactions relating thereto or the transactions contemplated thereby.  Without limiting the generality of the foregoing, this release shall include all aspects of this Agreement and the Loan Documents, any negotiations, demands or requests with respect thereto.  Lender agrees that this release is a full, final and complete release and that it may be pleaded as an absolute bar to any or all suit or suits pending or that may hereafter be filed or prosecuted by Lender, or anyone claiming by , through or under Lender.  Lender agrees that this release is binding upon its agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys.

9.                                      Release of Lender.  Subject to the last sentence of this paragraph, Seller, for itself and for its agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys (collectively, the “Seller Releasing Parties”) jointly and severally release and forever discharge Lender and Midland Loan Services, Inc., and their respective successors, assigns, partners, directors, officers, employees, agents, attorneys, administrators, trustees, subsidiaries, affiliates, beneficiaries, shareholders and representatives from all liabilities, obligations, costs, expenses, claims and damages, at law or in equity, known or unknown, which any of the Seller Releasing Parties may now or hereafter hold or claim to hold under common law or statutory right, arising in any manner out of the Property, the Loan, this Agreement, any of the Original Loan Documents or any of the documents, instruments or any other transactions relating thereto or the transactions contemplated thereby.  Without limiting the generality of the foregoing, this release shall include the following matters: (a) all aspects of this Agreement and the Original Loan Documents, any negotiations, demands or requests with respect thereto, and (b) Lender’s exercise or attempts to exercise any of its rights under this Agreement, any of the Original Loan Documents, at law or in equity.  The Seller Releasing Parties agree that this release is a full, final and complete release and that it may be pleaded as an absolute bar to any or all suit or suits pending or which may thereafter be filed or prosecuted by any of the Seller Releasing Parties, or anyone claiming by, through or under any of the Seller Releasing Parties.  The Seller Releasing Parties agree that this release is binding upon each of them and their respective agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys.  The foregoing to the contrary notwithstanding, nothing in this Agreement shall be deemed to release the Lender from its obligations to reimburse Seller for certain attorneys’ fees and costs as provided in Paragraph 4a of a certain Forbearance Agreement between Seller and Lender dated November 12, 2009, as the same has been increased as described in Paragraph 3 above.

Buyer and Buyer Principal, for themselves and for their agents, employees, representatives, officers, directors, general partners, limited partners, managers, members, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys (collectively, the “Buyer Releasing Parties”) jointly and severally release and forever discharge Lender and Midland Loan Services, Inc., and their respective successors, assigns, partners, directors, officers, employees, agents, attorneys, administrators, trustees, subsidiaries, affiliates, beneficiaries, shareholders and representatives (excluding the Receiver Parties) from all liabilities, obligations, costs, expenses, claims and damages, at law or in equity, known or unknown, which arise out of any matters occurring prior to the Closing in connection with the transactions contemplated hereby. The Buyer Releasing Parties agree that this release is a full, final and complete release and that it may be pleaded as an absolute bar to any or all suit or suits pending or which may thereafter be filed or prosecuted by any of the Buyer Releasing Parties, or anyone claiming by, through or under any of the Buyer Releasing Parties.  The Buyer Releasing Parties agree that this release is binding upon each of them and their respective agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys.  Notwithstanding the foregoing release, the Buyer Releasing Parties shall not be barred from asserting any defenses or affirmative defenses in the event any of the parties released hereby initiate any proceedings against any of the Buyer Releasing Parties.

10.                               Confirmation of the Loan.  From and after the closing, Buyer agrees to perform each and every obligation under the Loan Documents in accordance with their respective terms and conditions.  Buyer acknowledges, confirms and agrees that the Loan Documents represent legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their terms. Buyer agrees that this Agreement does not diminish, impair, release or relinquish the liens, powers, titles, security interests and rights securing or guaranteeing payment of the Loan, including the validity or first priority of the liens and security interests encumbering the Property granted Lender by the Loan Documents.

At all times from and after the Closing, Buyer shall comply with all terms of the Loan Documents, including without limitation, the insurance requirements of the Loan Documents. Although the Lender may accept certain evidence of insurance for purposes of closing the Transaction, the Lender or its servicer may at any time and from time to time request additional insurance information from Buyer to ensure or monitor Buyer’s compliance with the insurance provisions of the Loan Documents and may request that Buyer provide such coverages as Lender or its servicer may require consistent with the terms of the Loan Documents.  By entering into this Agreement, Lender specifically does not waive or modify any of the insurance requirements under the Loan Documents nor any of the remedies provided therein for failure to secure such required insurance coverage.

11.                               Nonwaiver.  Nothing contained herein shall be construed as a waiver of any of Lender’s rights or remedies with respect to any future default by Buyer, Operating Tenant or Buyer Principal under this Agreement or any Loan Document.

12.                               Bankruptcy of Buyer or Buyer Principal.  Buyer covenants and agrees that in the event Buyer shall (i) file any petition with any bankruptcy court or be the subject of any petition under the United States Bankruptcy Code (11 U.S.C. §101 et seq., the “Code”), (ii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (iii) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, or (iv) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, Lender shall thereupon be entitled, and Buyer irrevocably consents, to the entry of an order by a bankruptcy court granting to Lender relief from any automatic stay imposed by Section 362 of the Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in the Loan Documents, this Agreement or as otherwise provided by law or in equity, and Buyer irrevocably waives its right to object to, attempt to enjoin or otherwise interfere with such relief and the exercise and enforcement by Lender of its rights and remedies following entry of such order.  Without limiting the generality of the immediately preceding sentence, Buyer agrees that Lender will be entitled to and it consents to immediate relief from the automatic stay imposed by the Code to allow Lender to take any and all actions necessary, desirable or appropriate to enforce any rights Lender may have under the Loan Documents, including, but not limited to, the right to possession of the Property, collection of rents, and/or the commencement or continuation of an action to foreclose Lender’s liens and security interests.  Buyer further agrees that the filing of any petition for relief under the Code which postpones, prevents, delays or otherwise hinders Lender’s efforts to collect the amounts due under the Note or to liquidate any of the collateral therefor shall be deemed to have been filed in bad faith and, therefore, shall be subject to prompt dismissal or conversion to a liquidation case under the Code upon motion therefor by Lender.

Further, Buyer agrees that it will not seek, apply for or cause the entry of any order enjoining, staying, or otherwise prohibiting or interfering with Lender’s obtaining an order granting relief from the automatic stay and enforcement of any rights which Lender may have under the Loan Documents, including, but not limited to, Lender’s right to possession of the Property, collection of rents and/or the commencement or continuation of an action to foreclose Lender’s liens and security interests under the Loan Documents.

Buyer Principal covenants and agrees that in the event Buyer Principal shall (i) file any petition with any bankruptcy court or be the subject of any petition under the Code, (ii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (iii) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, or (iv) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, Lender shall thereupon be entitled, and Buyer Principal irrevocably consents, to the entry of an order by a bankruptcy court granting to Lender relief from any automatic stay imposed by Section 362 of the Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in the Loan Documents, this Agreement or as otherwise provided by law or in equity, and Buyer Principal irrevocably waives its right to object to, attempt to enjoin or otherwise interfere with such relief and the exercise and enforcement by Lender of its rights and remedies following entry of such order.  Without limiting the generality of the immediately preceding sentence, Buyer Principal agrees that Lender will be entitled to and it hereby consents to immediate relief from the automatic stay imposed by the Code to allow Lender to take any and all actions necessary, desirable or appropriate to enforce any rights Lender may have under the Loan Documents, including, but not limited to, the right to possession of the Property, collection of rents, and/or the commencement or continuation of an action to foreclose Lender’s liens and security interests. Buyer Principal further agrees that the filing of any petition for relief under the Code which postpones, prevents, delays or otherwise hinders Lender’s efforts to collect the amounts due under the Note or to liquidate any of the collateral therefor shall be deemed to have been filed in bad faith and, therefore, shall be subject to prompt dismissal or conversion to a liquidation case under the Code upon motion therefor by Lender.  Further, Buyer Principal agrees that it will not seek, apply for or cause the entry of any order enjoining, staying, or otherwise prohibiting or interfering with Lender’s obtaining an order granting relief from the automatic stay and enforcement of any rights which Lender may have under the Loan Documents, including, but not limited to, Lender’s right to possession of the Property, collection of rents and/or the commencement or continuation of an action to foreclose Lender’s liens and security interests under the Loan Documents.

13.                               Compliance with Interest Law.  It is the intention of the parties hereto to conform strictly to any present or future law which has application to the interest and other charges under the Loan Documents (the “Interest Law”).  Accordingly, notwithstanding anything to the contrary in the Loan Documents, the parties hereto agree that the aggregate amount of all interest or other charges taken, reserved, contracted for, charged or received under the Loan Documents or otherwise in connection with the Loan shall under no circumstances exceed the maximum amount of interest allowed by the Interest Law.  If any excess interest is provided for in the Loan Documents, then any such excess shall be deemed a mistake and canceled automatically and, if theretofore paid, shall be credited against the indebtedness evidenced and secured by the Loan Documents (the “Indebtedness”) (or if the Indebtedness shall have been paid in full, refunded by Lender), and the effective rate of interest under the Loan Documents shall be automatically reduce to the maximum effective contract rate of interest that Lender may from time to time legally charge under the then applicable Interest Law with respect to the Loan.  To the extent permitted by the applicable Interest Law, all sums paid or agreed to be paid to Lender for the use, forbearance or detention of the Indebtedness shall be amortized, prorated, allocated and spread throughout the full term of the Loan.

14.                                 Compliance with Anti-Terrorism Orders.

(i)                                     Buyer will not permit the transfer of any interest in Buyer to any person or entity who is listed on the Lists or whose beneficial owners are listed on the specially Designated Nationals and Blocked Persons List (the “List”) maintained by the Office of Foreign Asset Control, Department of the Treasury (“OFAC”) pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (September 25, 2001) (the “Order”) and/or any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Executive Orders (such lists are collectively referred to as the “Lists”).

(ii)                                  Buyer will not knowingly enter into a Lease with any party who is either (A) listed on the Lists or (B) engaged in illegal activities.

(iii)                               Buyer shall immediately notify Lender if it becomes known to Buyer that any member or beneficial owner of Buyer is listed on the Lists or (A) is indicted on, or (B) arraigned and held over on charges involving money laundering or predicate crimes to money laundering; provided, however, that Buyer shall not have such obligation as to any shareholders of any public companies having indirect ownership interests in Buyer.

(iv)                              Buyer shall immediately notify Lender if it becomes known to Buyer that any tenant at the Property is listed on the Lists or (A) is convicted on, (B) pleads nolo contendere to, (C) is indicted on or (D) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering.

15.                                 Intentionally Omitted.

16.                                 Further Assurances.  The parties hereto agree to do any act or execute any additional documents reasonably required by Lender, from time to time, to correct errors in the documenting of the Transaction, to effectuate the purposes of this Agreement or to better assure, convey, assign, transfer, perfect or confirm unto Lender the property and rights intended to be given it in the Loan Documents.

17.                                 Liability.  If any party hereto consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns forever.

18.                                 Severability.  If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such term, covenant or condition and the validity or enforceability of the remaining terms, covenants or conditions shall not in any way be affected.

19.                                 Applicable Law; Jurisdiction.  This Agreement shall be governed and construed in accordance with the laws of the State of New York.  The parties hereto submit to personal jurisdiction in the state courts located in said state and the federal courts of the United States of America located in said state for the enforcement of any obligations hereunder and waive any and all personal rights under the law of any other state to object to jurisdiction within such state for the purposes of any action, suit, proceeding or litigation to enforce such obligations.

20.                                 No Restrictions on Performance.  The execution and delivery of this Agreement and compliance with the provisions hereof, will not conflict with, or constitute a breach of or a default under any agreement or other instrument to which any party hereto is a party or by which it is bound.

21.                                 Definitions.  Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Agreement (including pronouns) shall include the corresponding masculine, feminine or neuter forms, and the singular form such words shall include the plural and vice versa. The words “included,” “includes” and “including” shall each be deemed to be followed by the phrase, “without limitation.”  The words “herein,” “hereby,” “hereof,” and “hereunder” shall each be deemed to refer to this entire Agreement and not to any particular paragraph, article or section hereof.  Notwithstanding the foregoing, if any law is amended so as to broaden the meaning of any term defined in it, such broader meaning shall apply subsequent to the effective date of such amendment.  Where a defined term derives its meaning from a statutory reference, any regulatory definition is broader than the statutory reference and any reference or citation to a statute or regulation shall be deemed to include any amendments to that statue or regulation and judicial and administrative interpretations of it.

22.                                 Securities Act of 1933.  Neither Seller, Buyer, Buyer Principal nor any agent acting for any of them has offered the Note or any similar obligation for sale to or solicited any offers to buy the Note or any similar obligation from any person or party other than Lender, and neither Seller, Buyer, Buyer Principal nor any agent acting for any of them will take any action which would subject the sale of the Note to the provisions of Section 5 of the Securities Act of 1933, as amended.

23.                                 Compliance with ERISA.  As of the date of this Agreement, neither Seller, Buyer nor Buyer Principal maintains any employee benefit plan which requires compliance with ERISA.  If at any time Seller, Buyer or Buyer Principal shall institute any employee benefit plans, they shall at all times comply with the requirements of ERISA.

24.                                 Sole Discretion of Lender.  Wherever pursuant to Section 2 of this Agreement, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, Lender’s decision to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

25.                                 Headings, Etc.  The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

26.                                 Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

27.                                 Integration, Survival.  This Agreement and the Loan Documents embody the entire agreement by and between the parties hereto with respect to the Loan, and any and all prior correspondence, discussions or negotiations are deemed merged therein.  Except as otherwise specifically provided herein, all obligations of any party contained in this Agreement or the Loan Documents shall survive the Closing and Lender hereby preserves all of its rights against all persons or entities and all collateral securing the Loan, including, without limitation, the Property.

28.                                 No Oral Change.  This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of any party hereto, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

29.                                 Notices.  Except as otherwise specified herein, any notice, consent, request or other communication required or permitted hereunder shall be in writing and shall be deemed properly given if delivered in accordance with the notice requirements contained in the Loan Documents using the address for a party hereto set forth at the top of the first page of this Agreement.

30.                               WAIVER OF JURY TRIAL.  THE PARTIES HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THE LOAN OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY HERETO.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER’S CONSENT TO THE TRANSACTION.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day, month and year first above written.

BUYER:

KAUAI COCONUT BEACH OPERATOR, LLC,
a Delaware limited liability company

By:

Name:

Title:

OPERATING TENANT:

KAUAI COCONUT BEACH OPERATOR, LLC,
a Delaware limited liability company

By:

Name:

Title:

BUYER PRINCIPAL:

JMI REALTY LLC,
A Delaware limited liability company

By:
Name:
Title:

BEHRINGER HARVARD OPPORTUNITY REIT II, INC., A Maryland corporation

By:
Name:
Title:

SELLER:

WAIPOULI OWNER, LLC, a Delaware limited liability company

By:	WAIPOULI SENIOR MEZZANINE, LLC, a Delaware limited liability company, its sole member

	By:	WAIPOULI JUNIOR MEZZANINE, LLC, a Delaware limited liability company, its sole member

		By:	WAIPOULI HOLDINGS, LLC, a Delaware limited liability company, its sole member

			By:	RREEF GLOBAL OPPORTUNITIES FUND II, LLC, a Delaware limited liability company, its managing member

				By:	RREEF AMERICA L.L.C., a Delaware limited liability company, as attorney-in-fact

					By:	/s/ Scott Koenig
					Name:	Scott Koenig
					Title:	Director

					By:	/s/ Erik Lassar
					Name:	Erik Lassar
					Title:	Director

LENDER:

WELLS FARGO BANK, N.A., AS TRUSTEE FOR THE MORGAN STANLEY CAPITAL I INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-XLF

By:	Midland Loan Services, Inc.,
a Delaware corporation,
Its Attorney-In-Fact

	By:	/s/ Bradley J. Hauger
Bradley J. Hauger
Senior Vice President
Servicing Officer

EXHIBIT A

Legal Description

EXHIBIT B

Loan Documents

The following loan documents, instruments and agreements, all dated the date hereof unless noted otherwise:

1.                                             Amended and Restated Loan Agreement between Buyer and Lender.

2.                                             Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing, dated June 20, 2006 from Original Borrower to Original Lender (together with that certain Spreader Agreement by and between Original Borrower and Original Lender dated October 20, 2006 and filed for record on October 20, 2006, as Land Court Document No. 3501709, as amended by that certain First Amendment to Mortgage between Borrower and Lender).

3.                                             Assignment of Leases and Rents executed by Original Borrower and filed for record on June 20, 2006, as Document No. 2006-113369 (together with that certain First Amendment of Assignment of Leases and Rents between Borrower and Lender).

4.                                             Assignment of Leases and Rents from Operating Tenant to Lender.

5.                                             Security Agreement between Borrower and Lender.

6.                                             Assignment of Agreements, Licenses, Permits and Contracts executed by Borrower and Operating Tenant.

7.                                             Clearing Account Agreement among Operating Tenant, Operating Tenant’s property manager, Lender and the Clearing Bank, and acknowledged by Borrower.

8.                                             Cash Management Agreement among Borrower, Operating Tenant, Operating Tenant’s property manager, Lender and the deposit bank thereunder.

9.                                             Guaranty of Recourse Obligations made by Buyer Principal.

10.                                       Collateral Assignment of Interest Rate Protection Agreement between Borrower and Lender.

11.                                       This Agreement.

12.                                       Post Closing Agreement